UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09013
Eaton Vance Senior Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
June 30
Date of Fiscal Year End
June 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton ance Investments Annual Report June 30, 2010 EATION VANCE SENIOR INCOME TRUST

Eaton Vance
Investment Managers

Annual Report June 30, 2010

EATON VANCE SENIOR INCOME TRUST

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (“APS”) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance Senior Income Trust as of June 30, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

John Redding
Co-Portfolio Manager
•	During the year ending June 30, 2010, the U.S. economy continued to strengthen. After contracting slightly in the second quarter of 2009, the U.S. economy grew at annualized rates of 2.2% and 5.6% in the third and fourth quarters of 2009, respectively, followed by annualized growth of 2.7% and 2.4% in the first and second quarters of 2010, respectively, according to the U.S. Department of Commerce. Growth was driven by government stimulus, increased business activity and a recovery in consumer spending. During the period, the Federal Reserve (the Fed) left short-term interest rates near zero but began unwinding various emergency programs that were designed to stabilize the financial system during the credit crisis. Meanwhile, corporate profits rebounded as business activity improved and productivity rose. We also saw the mounting effects of the government’s ongoing stimulus plan, which significantly increased the federal deficit and U.S. Treasury borrowing. Long-term interest rates were essentially unchanged during the period, while riskier assets continued to perform well as credit yield spreads tightened.
•	The floating-rate loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index), returned 18.54% during the year ending June 30, 2010.[1] Performance was driven by a combination of technical and fundamental improvements, which strengthened both the supply/demand balance and the market outlook. From a technical standpoint, robust high-yield bond issuance and improving M&A and IPO markets had the effect of reducing loan supply. On the demand side, we saw steady inflows into the asset class, as investors sought more-favorable yields and protection from the anticipated rise in short-term interest rates. From a fundamental standpoint, earnings across the bank loan universe generally improved and default rates continued to decline.
Management Discussion
•	Eaton Vance Senior Income Trust (the Trust) is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol EVF. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital. Under normal market conditions, the Trust invests at least 80% of its total assets in senior, secured floating-rate loans (senior loans). In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market. The Trust may also invest in second-lien loans and high-yield bonds, and, as discussed below, may employ leverage, which may increase risk.

•	As of June 30, 2010, the Trust’s investments included senior loans to 349 borrowers spanning 38 industries, with an average loan size of 0.25% of total investments, and no industry constituting more than 11.0%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Total Return Performance 6/30/09 – 6/30/10

NYSE Symbol		EVF

At Net Asset Value (NAV)[2]		29.77%
At Market Price[2]		49.83
S&P/LSTA Leveraged Loan Index[1]		18.54

Premium/(Discount) to NAV (6/30/10)		-1.19%
Total Distributions per common share		$0.357
Distribution Rate[3]	At NAV	6.26%
	At Market Price	6.33%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s total return does not reflect the effect of leverage.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Trust’s last regular distribution per share in the period (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Senior Income Trust as of June 30, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
of total investments. Health care, cable and satellite television, and business equipment and services were the top three industry weightings.

•	The Trust outperformed the Index for the year ending June 30, 2010. Management’s use of leverage was a significant factor in the Trust’s outperformance, as its loans acquired with borrowings were bolstered by the credit market rally. The fiscal year witnessed a “junk rally,” with the market’s lowest-quality loans outperforming higher quality issues. As a result, the Trust’s relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, hampered relative performance during the period. However, we believe that the Trust’s longstanding underweight to riskier loan issuers has benefited its relative performance over the longer-term with less volatility.

•	The Trust had a 9.7% exposure to European loans as of June 30, 2010. The Trust’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believed it offered an attractive appreciation opportunity at then-current price levels.

•	In terms of industry sectors, relative overweights to the business equipment and services, cable and satellite television, and health care industries benefited relative performance. Underweight positions in the electronics, financial intermediaries and utilities industries detracted from performance relative to the Index.

•	While significant economic and business risks continue to exist throughout the world, we believe the loan market should remain relatively stable in the near term. The Trust primarily invests in floating-rate securities, which means that if the Fed should increase rates out of concern about inflation, the Trust’s yield can be expected to rise. The reset of interest payable on floating-rate bank loans also typically helps to mitigate the effect of rising interest rates on bank loan fund values, while fixed-income fund values generally fall in a rising interest rate environment.
•	As of June 30, 2010, the Trust employed leverage of 36.5% of total assets—28.5% auction preferred shares (APS) and 8.0% borrowings.[1] Use of leverage creates an opportunity for income, but at the same time creates additional risks, including the likelihood of greater volatility of net asset value and market price of common shares.

[1]	APS percentage represents the liquidation value of the Trust’s APS outstanding at 6/30/10 as a percentage of the Trust’s net assets applicable to common shares plus APS and borrowings outstanding. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its APS and borrowings.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Senior Income Trust as of June 30, 2010

TRUST PERFORMANCE
Portfolio Composition

Top 10 Holdings[1]
By total investments

Community Health Systems, Inc.	1.2%
Aramark Corp.	1.1
Rite Aid Corp.	1.0
Georgia-Pacific Corp.	1.0
Intelsat Corp.	1.0
UPC Broadband Holding B.V.	1.0
Sungard Data Systems, Inc.	0.9
Virgin Media Investment Holdings	0.8
Charter Communications Operating, Inc.	0.8
Nielsen Finance, LLC	0.8

[1]	Top 10 Holdings represented 9.6% of the Trust’s total investments as of 6/30/10.

Top Five Industries[2]
By total investments

Health Care	11.0%
Cable and Satellite Television	7.3
Business Equipment and Services	7.3
Leisure Goods/Activities/Movies	5.5
Publishing	4.6

[2]	Industries are shown as a percentage of the Trust’s total investments as of 6/30/10.

Credit Quality Ratings for
Total Loan Investments[3]
By total loan investments

Baa	2.0%
Ba	44.9
B	36.1
Ca	0.2
Caa	3.6
Defaulted	1.1
Non-Rated	12.1

[3]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Trust Performance[5]

NYSE Symbol	EVF

Average Annual Total Return (by market price, NYSE)

One Year	49.83%
Five Years	4.00
10 Years	4.01
Life of Trust (10/30/98)	4.03

Average Annual Total Return (at net asset value)

One Year	29.77%
Five Years	2.48
10 Years	3.60
Life of Trust (10/30/98)	4.14

[5]	Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 137.9%(1)

Principal
Amount*
(000’s omitted)	Borrower/Tranche Description	Value

Aerospace and Defense — 3.0%

Aveos Fleet Performance, Inc.
17	Revolving Loan, 4.59%, Maturing March 12, 2013(3)	$16,251
25	Term Loan, 11.25%, Maturing March 12, 2013	24,502
64	Term Loan - Second Lien, 10.75%, Maturing March 12, 2015(2)	62,403
Booz Allen Hamilton, Inc.
249	Term Loan, 6.00%, Maturing July 31, 2015	248,781
DAE Aviation Holdings, Inc.
216	Term Loan, 4.09%, Maturing July 31, 2014	195,580
223	Term Loan, 4.09%, Maturing July 31, 2014	201,459
Evergreen International Aviation
564	Term Loan, 10.50%, Maturing October 31, 2011(2)	530,227
Hawker Beechcraft Acquisition
1,497	Term Loan, 2.40%, Maturing March 26, 2014	1,214,429
89	Term Loan, 2.63%, Maturing March 26, 2014	72,417
Hexcel Corp.
383	Term Loan, 6.50%, Maturing May 21, 2014	386,228
IAP Worldwide Services, Inc.
447	Term Loan, 9.25%, Maturing December 30, 2012(2)	437,732
International Lease Finance Co.
1,000	Term Loan, Maturing March 17, 2015(4)	988,929
Spirit AeroSystems, Inc.
610	Term Loan, 2.05%, Maturing September 30, 2013	602,353
TransDigm, Inc.
1,375	Term Loan, 2.54%, Maturing June 23, 2013	1,334,180
Triumph Group, Inc.
275	Term Loan, 4.50%, Maturing June 16, 2016	275,344
Wesco Aircraft Hardware Corp.
903	Term Loan, 2.60%, Maturing September 29, 2013	864,691

		$7,455,506

Air Transport — 0.4%

Delta Air Lines, Inc.
1,119	Term Loan - Second Lien, 3.55%, Maturing April 30, 2014	$1,003,052

		$1,003,052

Automotive — 5.0%

Accuride Corp.
862	Term Loan, 9.75%, Maturing June 28, 2013	$862,987
Adesa, Inc.
920	Term Loan, 3.10%, Maturing October 18, 2013	873,346
Allison Transmission, Inc.
1,512	Term Loan, 3.10%, Maturing August 7, 2014	1,381,221
Autotrader.com, Inc.
550	Term Loan, Maturing June 14, 2016(4)	551,031
Dayco Products, LLC
225	Term Loan, 10.50%, Maturing May 13, 2014	225,192
33	Term Loan, 12.50%, Maturing November 13, 2014(2)	26,975
Federal-Mogul Corp.
2,244	Term Loan, 2.29%, Maturing December 29, 2014	1,960,300
586	Term Loan, 2.29%, Maturing December 28, 2015	512,426
Ford Motor Co.
1,400	Term Loan, 3.33%, Maturing December 16, 2013	1,325,959
497	Term Loan, 3.35%, Maturing December 16, 2013	468,499
Goodyear Tire & Rubber Co.
2,300	Term Loan - Second Lien, 2.24%, Maturing April 30, 2014	2,125,584
Keystone Automotive Operations, Inc.
445	Term Loan, 3.96%, Maturing January 12, 2012	368,043
LKQ Corp.
477	Term Loan, 2.60%, Maturing October 12, 2013	474,761
TriMas Corp.
127	Term Loan, 6.00%, Maturing August 2, 2011	124,980
528	Term Loan, 6.00%, Maturing December 15, 2015	521,273
United Components, Inc.
535	Term Loan, 2.37%, Maturing June 29, 2012	509,875

		$12,312,452

Beverage and Tobacco — 0.1%

M Foods Holdings, Inc.
350	Term Loan, Maturing June 29, 2016(4)	$343,000

		$343,000

Building and Development — 1.9%

AIMCO Properties, L.P.
128	Term Loan, 1.85%, Maturing March 23, 2011	$126,203
Beacon Sales Acquisition, Inc.
346	Term Loan, 2.31%, Maturing September 30, 2013	331,616
Brickman Group Holdings, Inc.
770	Term Loan, 2.53%, Maturing January 23, 2014	727,994
Building Materials Corp. of America
995	Term Loan, Maturing February 24, 2014(4)	959,932
Metroflag BP, LLC
300	Term Loan - Second Lien, 0.00%, Maturing October 31, 2009(5)(6)	0
Mueller Water Products, Inc.
495	Term Loan, 5.38%, Maturing May 23, 2014	493,304

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development (continued)

November 2005 Land Investors, LLC
	152	Term Loan, 5.75%, Maturing March 31, 2011	$152,420
Panolam Industries Holdings, Inc.
	569	Term Loan, 8.25%, Maturing December 31, 2013	529,093
Re/Max International, Inc.
	948	Term Loan, 6.00%, Maturing March 11, 2016	946,440
South Edge, LLC
	422	Term Loan, 0.00%, Maturing October 31, 2009(6)	179,297
WCI Communities, Inc.
	145	Term Loan, 10.10%, Maturing September 3, 2014	144,127

			$4,590,426

Business Equipment and Services — 10.9%

Activant Solutions, Inc.
	784	Term Loan, 2.31%, Maturing May 2, 2013	$736,224
Acxiom Corp.
	594	Term Loan, 3.32%, Maturing March 15, 2015	592,515
Advantage Sales & Marketing, Inc.
	599	Term Loan, 5.00%, Maturing May 5, 2016	594,385
	500	Term Loan - Second Lien, 8.50%, Maturing May 5, 2017	496,875
Affinion Group, Inc.
	1,845	Term Loan, 5.00%, Maturing October 10, 2016	1,757,144
Allied Barton Security Service
	488	Term Loan, 6.75%, Maturing February 18, 2015	489,973
Dealer Computer Services, Inc.
	882	Term Loan, 5.25%, Maturing April 21, 2017	874,267
Education Management, LLC
	1,981	Term Loan, 2.31%, Maturing June 3, 2013	1,832,326
First American Corp.
	450	Term Loan, 4.75%, Maturing April 12, 2016	450,000
Info USA, Inc.
	129	Term Loan, 4.00%, Maturing February 14, 2012	128,112
Infogroup, Inc.
	350	Term Loan, Maturing May 18, 2016(4)	343,000
iPayment, Inc.
	427	Term Loan, 2.46%, Maturing May 10, 2013	392,598
Kronos, Inc.
	554	Term Loan, 2.53%, Maturing June 11, 2014	519,398
Language Line, Inc.
	945	Term Loan, 5.50%, Maturing November 4, 2015	934,025
Mitchell International, Inc.
	500	Term Loan - Second Lien, 5.81%, Maturing March 30, 2015	436,250
NE Customer Service
	869	Term Loan, 6.00%, Maturing March 5, 2016	853,981
Protection One Alarm Monitor, Inc.
	850	Term Loan, 6.00%, Maturing May 16, 2016	838,313
Quantum Corp.
	116	Term Loan, 3.85%, Maturing July 12, 2014	109,327
Quintiles Transnational Corp.
	900	Term Loan - Second Lien, 4.35%, Maturing March 31, 2014	879,750
Sabre, Inc.
	2,618	Term Loan, 2.34%, Maturing September 30, 2014	2,332,910
Serena Software, Inc.
	715	Term Loan, 2.54%, Maturing March 10, 2013	678,092
Sitel (Client Logic)
	303	Term Loan, 5.79%, Maturing January 30, 2014	295,150
EUR	586	Term Loan, 5.97%, Maturing January 30, 2014	701,733
Solera Holdings, LLC
EUR	411	Term Loan, 2.50%, Maturing May 16, 2014	488,841
SunGard Data Systems, Inc.
	1,841	Term Loan, 2.10%, Maturing February 28, 2014	1,737,718
	1,907	Term Loan, 4.00%, Maturing February 26, 2016	1,825,198
Trans Union, LLC
	950	Term Loan, 6.75%, Maturing June 15, 2017	956,769
Travelport, LLC
	1,569	Term Loan, 2.81%, Maturing August 23, 2013	1,472,246
	299	Term Loan, 3.03%, Maturing August 23, 2013	280,263
EUR	527	Term Loan, 3.22%, Maturing August 23, 2013	605,637
	495	Term Loan, 10.50%, Maturing August 23, 2013	497,887
West Corp.
	714	Term Loan, 2.75%, Maturing October 24, 2013	665,309
	1,038	Term Loan, 4.25%, Maturing July 15, 2016	983,873

			$26,780,089

Cable and Satellite Television — 11.2%

Atlantic Broadband Finance, LLC
	61	Term Loan, 2.79%, Maturing September 1, 2011	$60,140
	1,638	Term Loan, 6.75%, Maturing May 31, 2013	1,618,281
Bragg Communications, Inc.
	1,167	Term Loan, 3.03%, Maturing August 31, 2014	1,152,413
Bresnan Broadband Holdings, LLC
	1,481	Term Loan, 2.31%, Maturing June 30, 2013	1,470,835
Charter Communications Operating, Inc.
	3,459	Term Loan, 2.35%, Maturing March 6, 2014	3,214,882
CSC Holdings, Inc.
	1,974	Term Loan, 2.10%, Maturing March 29, 2016	1,897,513
CW Media Holdings, Inc.
	295	Term Loan, 3.53%, Maturing February 16, 2015	284,803
Foxco Acquisition Sub., LLC
	304	Term Loan, 7.50%, Maturing July 14, 2015	290,371

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

Insight Midwest Holdings, LLC
	1,941	Term Loan, 2.07%, Maturing April 7, 2014	$1,827,584
Kabel Deutschland GmbH
EUR	2,000	Term Loan, 2.72%, Maturing March 31, 2014	2,361,323
MCC Iowa, LLC
	806	Term Loan, 2.08%, Maturing January 31, 2015	745,389
Mediacom Broadband, LLC
	750	Term Loan, 4.50%, Maturing October 23, 2017	716,438
Mediacom Illinois, LLC
	1,906	Term Loan, 2.08%, Maturing January 31, 2015	1,735,537
	993	Term Loan, 5.50%, Maturing March 31, 2017	971,823
Mediacom, LLC
	400	Term Loan, 4.50%, Maturing October 23, 2017	382,667
ProSiebenSat.1 Media AG
EUR	578	Term Loan, 3.34%, Maturing March 6, 2015	512,891
EUR	11	Term Loan, 2.57%, Maturing July 3, 2015	11,802
EUR	273	Term Loan, 2.57%, Maturing July 3, 2015	290,822
EUR	578	Term Loan, 3.59%, Maturing March 4, 2016	512,891
EUR	198	Term Loan, 7.96%, Maturing March 6, 2017(2)	118,391
EUR	271	Term Loan - Second Lien, 4.71%, Maturing September 2, 2016	209,703
UPC Broadband Holding B.V.
	1,563	Term Loan, 3.93%, Maturing December 30, 2016	1,465,850
EUR	726	Term Loan, 4.18%, Maturing December 31, 2016	804,263
	1,037	Term Loan, 2.18%, Maturing December 29, 2017	952,983
EUR	524	Term Loan, 4.99%, Maturing December 31, 2017	583,295
Virgin Media Investment Holding
GBP	1,000	Term Loan, 4.16%, Maturing June 30, 2015	1,449,485
GBP	1,250	Term Loan, 4.41%, Maturing December 31, 2015	1,806,095

			$27,448,470

Chemicals and Plastics — 5.7%

Brenntag Holding GmbH and Co. KG
	116	Term Loan, 4.07%, Maturing January 20, 2014	$114,691
	786	Term Loan, 4.08%, Maturing January 20, 2014	778,088
	600	Term Loan - Second Lien, 6.47%, Maturing July 7, 2015	594,000
Celanese Holdings, LLC
	1,212	Term Loan, 2.04%, Maturing April 2, 2014	1,151,284
Hexion Specialty Chemicals, Inc.
	744	Term Loan, 4.06%, Maturing May 5, 2015	676,217
	329	Term Loan, 4.31%, Maturing May 5, 2015	298,757
	485	Term Loan, 4.31%, Maturing May 5, 2015	434,075
Huntsman International, LLC
	854	Term Loan, 2.11%, Maturing April 21, 2014	799,473
	855	Term Loan, 2.65%, Maturing June 30, 2016	799,638
INEOS Group
	1,268	Term Loan, 7.50%, Maturing December 16, 2013	1,217,578
	1,268	Term Loan, 8.00%, Maturing December 16, 2014	1,219,164
INEOS Holdings, Ltd.
EUR	1,000	Term Loan, 9.00%, Maturing December 16, 2015	1,112,793
ISP Chemco, Inc.
	862	Term Loan, 2.13%, Maturing June 4, 2014	809,767
Kraton Polymers, LLC
	837	Term Loan, 2.38%, Maturing May 13, 2013	789,965
Lyondell Chemical Co.
	325	Term Loan, 5.50%, Maturing April 8, 2016	326,927
MacDermid, Inc.
EUR	345	Term Loan, 2.68%, Maturing April 11, 2014	381,803
Millenium Inorganic Chemicals
	177	Term Loan, 2.78%, Maturing May 15, 2014	163,300
	500	Term Loan - Second Lien, 6.28%, Maturing November 18, 2014	457,500
Rockwood Specialties Group, Inc.
	1,215	Term Loan, 6.00%, Maturing May 15, 2014	1,216,698
Styron S.A.R.L.
	775	Term Loan, 7.50%, Maturing June 17, 2016	774,354

			$14,116,072

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	507	Term Loan, 5.25%, Maturing December 10, 2015	$509,538
Phillips Van Heusen Corp.
	550	Term Loan, 4.75%, Maturing May 6, 2016	551,031

			$1,060,569

Conglomerates — 4.3%

Blount, Inc.
	244	Term Loan, 5.50%, Maturing February 9, 2012	$243,518
Doncasters (Dunde HoldCo 4 Ltd.)
	207	Term Loan, 4.35%, Maturing July 13, 2015	178,479
	207	Term Loan, 4.85%, Maturing July 13, 2015	178,479
EUR	417	Term Loan - Second Lien, 6.46%, Maturing January 13, 2016	395,554
Jarden Corp.
	406	Term Loan, 2.28%, Maturing January 24, 2012	397,904
	576	Term Loan, 2.28%, Maturing January 24, 2012	564,829
Manitowoc Company, Inc. (The)
	1,149	Term Loan, 8.00%, Maturing November 6, 2014	1,148,460
Polymer Group, Inc.
	2,038	Term Loan, 7.00%, Maturing November 24, 2014	2,038,286

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates (continued)

RBS Global, Inc.
	724	Term Loan, 2.63%, Maturing July 19, 2013	$684,245
	1,683	Term Loan, 2.83%, Maturing July 19, 2013	1,606,311
RGIS Holdings, LLC
	98	Term Loan, 3.03%, Maturing April 30, 2014	89,673
	1,953	Term Loan, 3.03%, Maturing April 30, 2014	1,793,467
US Investigations Services, Inc.
	992	Term Loan, 3.54%, Maturing February 21, 2015	878,210
Vertrue, Inc.
	489	Term Loan, 3.54%, Maturing August 16, 2014	410,912

			$10,608,327

Containers and Glass Products — 3.7%

Berry Plastics Corp.
	968	Term Loan, 2.35%, Maturing April 3, 2015	$857,447
BWAY Corp.
	36	Term Loan, 5.50%, Maturing June 16, 2017	36,429
	389	Term Loan, 5.50%, Maturing June 16, 2017	388,571
Consolidated Container Co.
	500	Term Loan - Second Lien, 5.88%, Maturing September 28, 2014	433,750
Crown Americas, Inc.
	144	Term Loan, 2.10%, Maturing November 15, 2012	141,778
Graham Packaging Holdings Co.
	979	Term Loan, 2.69%, Maturing October 7, 2011	971,098
	573	Term Loan, 6.75%, Maturing April 5, 2014	575,694
Graphic Packaging International, Inc.
	370	Term Loan, 2.30%, Maturing May 16, 2014	351,139
	1,329	Term Loan, 3.04%, Maturing May 16, 2014	1,285,027
JSG Acquisitions
	638	Term Loan, 3.67%, Maturing December 31, 2014	621,940
	638	Term Loan, 3.92%, Maturing December 31, 2014	621,940
Owens-Brockway Glass Container
	829	Term Loan, 1.85%, Maturing June 14, 2013	819,735
Reynolds Group Holdings, Inc.
	450	Term Loan, 5.75%, Maturing May 5, 2016	447,750
	472	Term Loan, 6.25%, Maturing May 5, 2016	469,907
Smurfit-Stone Container Corp.
	1,175	Term Loan, 6.75%, Maturing February 22, 2016	1,175,000

			$9,197,205

Cosmetics / Toiletries — 1.7%

Alliance Boots Holdings, Ltd.
GBP	1,775	Term Loan, 3.55%, Maturing July 5, 2015	$2,413,948
American Safety Razor Co.
	400	Term Loan - Second Lien, 10.50%, Maturing January 30, 2014	73,000
Bausch & Lomb, Inc.
	195	Term Loan, 3.60%, Maturing April 24, 2015	183,941
	805	Term Loan, 3.65%, Maturing April 24, 2015	759,458
KIK Custom Products, Inc.
	525	Term Loan - Second Lien, 5.32%, Maturing November 30, 2014	313,250
Prestige Brands, Inc.
	424	Term Loan, 4.75%, Maturing March 24, 2016	422,878

			$4,166,475

Drugs — 0.6%

Graceway Pharmaceuticals, LLC
	348	Term Loan, 3.10%, Maturing May 3, 2012	$286,852
	152	Term Loan, 10.10%, Maturing November 3, 2013(2)	35,821
	500	Term Loan - Second Lien, 6.85%, Maturing May 3, 2013	200,834
Pharmaceutical Holdings Corp.
	65	Term Loan, 3.60%, Maturing January 30, 2012	63,688
Warner Chilcott Corp.
	339	Term Loan, 5.50%, Maturing October 30, 2014	338,995
	160	Term Loan, 5.75%, Maturing April 30, 2015	159,628
	266	Term Loan, 5.75%, Maturing April 30, 2015	265,810

			$1,351,628

Ecological Services and Equipment — 1.7%

Blue Waste B.V. (AVR Acquisition)
EUR	500	Term Loan, 2.72%, Maturing March 31, 2014	$555,960
Kemble Water Structure, Ltd.
GBP	2,250	Term Loan - Second Lien, 4.88%, Maturing October 13, 2013	2,941,510
Sensus Metering Systems, Inc.
	622	Term Loan, 7.00%, Maturing June 3, 2013	624,647

			$4,122,117

Electronics / Electrical — 4.5%

Aspect Software, Inc.
	773	Term Loan, 6.25%, Maturing April 19, 2016	$758,890
Christie/Aix, Inc.
	371	Term Loan, 5.25%, Maturing April 29, 2016	368,308

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

FCI International S.A.S.
	86	Term Loan, 3.67%, Maturing November 1, 2013	$79,088
	83	Term Loan, 3.67%, Maturing November 1, 2013	76,139
	83	Term Loan, 3.67%, Maturing October 31, 2014	76,139
	86	Term Loan, 3.67%, Maturing October 31, 2014	79,088
Freescale Semiconductor, Inc.
	797	Term Loan, 4.60%, Maturing December 1, 2016	701,750
Infor Enterprise Solutions Holdings
	250	Term Loan, 5.85%, Maturing March 2, 2014	193,750
	489	Term Loan, 5.10%, Maturing July 28, 2015	447,129
	378	Term Loan, 6.10%, Maturing July 28, 2015	353,348
	725	Term Loan, 6.10%, Maturing July 28, 2015	677,704
	92	Term Loan - Second Lien, 6.60%, Maturing March 2, 2014	67,833
	158	Term Loan - Second Lien, 6.60%, Maturing March 2, 2014	113,208
Network Solutions, LLC
	1,200	Term Loan, 2.60%, Maturing March 7, 2014	1,126,183
Open Solutions, Inc.
	1,161	Term Loan, 2.45%, Maturing January 23, 2014	1,029,849
Sensata Technologies Finance Co.
	1,822	Term Loan, 2.08%, Maturing April 26, 2013	1,705,667
Spectrum Brands, Inc.
	1,600	Term Loan, 8.00%, Maturing June 16, 2016	1,605,667
SS&C Technologies, Inc.
	679	Term Loan, 2.48%, Maturing November 28, 2012	658,664
VeriFone, Inc.
	367	Term Loan, 3.10%, Maturing October 31, 2013	357,947
Vertafore, Inc.
	476	Term Loan, 5.50%, Maturing July 31, 2014	466,901

			$10,943,252

Equipment Leasing — 0.6%

AWAS Capital, Inc.
	823	Term Loan - Second Lien, 6.56%, Maturing March 22, 2013	$677,253
Hertz Corp.
	88	Term Loan, 2.10%, Maturing December 21, 2012	84,214
	806	Term Loan, 2.10%, Maturing December 21, 2012	769,358

			$1,530,825

Farming / Agriculture — 0.5%

CF Industries, Inc.
	975	Term Loan, 4.50%, Maturing April 6, 2015	$977,792
WM. Bolthouse Farms, Inc.
	350	Term Loan, 5.50%, Maturing February 11, 2016	348,138

			$1,325,930

Financial Intermediaries — 4.2%

Citco III, Ltd.
	1,023	Term Loan, 4.75%, Maturing May 30, 2014	$968,954
First Data Corp.
	496	Term Loan, 3.10%, Maturing September 24, 2014	418,164
	1,491	Term Loan, 3.10%, Maturing September 24, 2014	1,259,572
Grosvenor Capital Management
	1,139	Term Loan, 2.38%, Maturing December 5, 2013	1,047,515
Jupiter Asset Management Group
GBP	159	Term Loan, 2.82%, Maturing March 17, 2015	227,709
LPL Holdings, Inc.
	450	Term Loan, 2.22%, Maturing June 28, 2013	430,088
	1,418	Term Loan, 4.25%, Maturing June 25, 2015	1,367,970
	1,072	Term Loan, 5.25%, Maturing June 28, 2017	1,062,930
MSCI, Inc.
	1,625	Term Loan, 4.75%, Maturing June 1, 2016	1,626,354
Nuveen Investments, Inc.
	1,721	Term Loan, 3.45%, Maturing November 13, 2014	1,450,445
Oxford Acquisition III, Ltd.
	191	Term Loan, 2.06%, Maturing May 12, 2014	168,725
RJO Holdings Corp. (RJ O’Brien)
	240	Term Loan, 5.40%, Maturing July 12, 2014(2)	163,258

			$10,191,684

Food Products — 3.0%

Acosta, Inc.
	1,585	Term Loan, 2.60%, Maturing July 28, 2013	$1,498,845
Dean Foods Co.
	808	Term Loan, 1.92%, Maturing April 2, 2014	752,837
Dole Food Company, Inc.
	490	Term Loan, 5.02%, Maturing March 2, 2017	489,764
	197	Term Loan, 5.04%, Maturing March 2, 2017	197,187
Pinnacle Foods Finance, LLC
	2,928	Term Loan, 2.85%, Maturing April 2, 2014	2,750,583
Provimi Group SA
	120	Term Loan, 2.60%, Maturing June 28, 2015	110,849
	147	Term Loan, 2.60%, Maturing June 28, 2015	136,414
EUR	155	Term Loan, 2.72%, Maturing June 28, 2015	175,326
EUR	250	Term Loan, 2.72%, Maturing June 28, 2015	282,891
EUR	267	Term Loan, 2.72%, Maturing June 28, 2015	302,154
EUR	344	Term Loan, 2.72%, Maturing June 28, 2015	389,642
	119	Term Loan - Second Lien, 4.60%, Maturing December 28, 2016	99,319
EUR	19	Term Loan - Second Lien, 4.72%, Maturing December 28, 2016	19,813
EUR	265	Term Loan - Second Lien, 4.72%, Maturing December 28, 2016	271,351

			$7,476,975

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Service — 3.7%

AFC Enterprises, Inc.
	121	Term Loan, 7.00%, Maturing May 11, 2013	$120,788
Aramark Corp.
	88	Term Loan, 2.07%, Maturing January 27, 2014	82,492
	1,203	Term Loan, 2.41%, Maturing January 27, 2014	1,125,510
GBP	483	Term Loan, 2.86%, Maturing January 27, 2014	692,067
	157	Term Loan, 3.45%, Maturing July 26, 2016	151,078
	2,386	Term Loan, 3.78%, Maturing July 26, 2016	2,297,245
Buffets, Inc.
	623	Term Loan, 12.00%, Maturing April 21, 2015(2)	566,336
	60	Term Loan, 7.53%, Maturing April 22, 2015(2)	46,424
CBRL Group, Inc.
	490	Term Loan, 1.85%, Maturing April 29, 2013	477,099
	313	Term Loan, 2.85%, Maturing April 27, 2016	305,563
Denny’s, Inc.
	53	Term Loan, 2.30%, Maturing March 31, 2012	52,172
	114	Term Loan, 2.48%, Maturing March 31, 2012	113,039
Maine Beverage Co., LLC
	185	Term Loan, 2.04%, Maturing March 31, 2013	177,857
NPC International, Inc.
	162	Term Loan, 2.10%, Maturing May 3, 2013	155,313
OSI Restaurant Partners, LLC
	148	Term Loan, 2.81%, Maturing June 14, 2013	127,610
	1,584	Term Loan, 2.88%, Maturing June 14, 2014	1,367,625
QCE Finance, LLC
	451	Term Loan, 5.13%, Maturing May 5, 2013	379,658
	500	Term Loan - Second Lien, 6.10%, Maturing November 5, 2013	341,666
Wendys/Arbys Restaurants, LLC
	425	Term Loan, 5.00%, Maturing May 24, 2017	425,000

			$9,004,542

Food / Drug Retailers — 4.0%

General Nutrition Centers, Inc.
	2,796	Term Loan, 2.61%, Maturing September 16, 2013	$2,632,937
Pantry, Inc. (The)
	118	Term Loan, 2.10%, Maturing May 15, 2014	113,604
	412	Term Loan, 2.10%, Maturing May 15, 2014	394,563
Rite Aid Corp.
	3,535	Term Loan, 2.10%, Maturing June 4, 2014	3,057,269
	540	Term Loan, 6.00%, Maturing June 4, 2014	509,478
	498	Term Loan, 9.50%, Maturing June 10, 2015	507,126
Roundy’s Supermarkets, Inc.
	1,980	Term Loan, 7.00%, Maturing November 3, 2013	1,971,459
	500	Term Loan - Second Lien, 10.00%, Maturing April 18, 2016	510,000

			$9,696,436

Forest Products — 1.7%

Georgia-Pacific Corp.
	3,656	Term Loan, 2.54%, Maturing December 21, 2012	$3,542,437
	507	Term Loan, 3.79%, Maturing December 23, 2014	501,512

			$4,043,949

Health Care — 16.9%

Alliance Healthcare Services
	572	Term Loan, 5.50%, Maturing June 1, 2016	$563,305
American Medical Systems
	151	Term Loan, 2.63%, Maturing July 20, 2012	146,853
Aveta Holdings, LLC
	307	Term Loan, 8.00%, Maturing April 14, 2015	297,441
	307	Term Loan, 8.00%, Maturing April 14, 2015	297,441
Biomet, Inc.
	2,972	Term Loan, 3.51%, Maturing March 25, 2015	2,862,957
Bright Horizons Family Solutions, Inc.
	465	Term Loan, 7.50%, Maturing May 28, 2015	465,632
Cardinal Health 409, Inc.
	1,289	Term Loan, 2.60%, Maturing April 10, 2014	1,162,440
Carestream Health, Inc.
	1,167	Term Loan, 2.35%, Maturing April 30, 2013	1,102,608
	500	Term Loan - Second Lien, 5.60%, Maturing October 30, 2013	463,542
Carl Zeiss Vision Holding GmbH
	630	Term Loan, 2.85%, Maturing July 24, 2015	508,725
Community Health Systems, Inc.
	243	Term Loan, 2.79%, Maturing July 25, 2014	226,951
	4,730	Term Loan, 2.79%, Maturing July 25, 2014	4,423,496
Concentra, Inc.
	370	Term Loan - Second Lien, 6.04%, Maturing June 25, 2015	335,172
ConMed Corp.
	247	Term Loan, 1.85%, Maturing April 12, 2013	227,393
Convatec Cidron
EUR	999	Term Loan, 3.97%, Maturing August 1, 2015	1,186,383
CRC Health Corp.
	236	Term Loan, 2.78%, Maturing February 6, 2013	218,586
	261	Term Loan, 2.78%, Maturing February 6, 2013	241,652
DaVita, Inc.
	715	Term Loan, 1.87%, Maturing October 5, 2012	698,780
DJO Finance, LLC
	395	Term Loan, 3.35%, Maturing May 20, 2014	377,653
Fenwal, Inc.
	500	Term Loan - Second Lien, 5.79%, Maturing August 28, 2014	430,000
Hanger Orthopedic Group, Inc.
	384	Term Loan, 2.35%, Maturing May 28, 2013	372,962

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

HCA, Inc.
	925	Term Loan, 2.78%, Maturing November 18, 2013	$874,219
	2,218	Term Loan, 3.78%, Maturing March 31, 2017	2,124,164
Health Management Association, Inc.
	2,398	Term Loan, 2.28%, Maturing February 28, 2014	2,236,821
HealthSouth Corp.
	788	Term Loan, 2.79%, Maturing March 11, 2013	761,019
	649	Term Loan, 4.29%, Maturing September 10, 2015	640,055
Iasis Healthcare, LLC
	41	Term Loan, 2.35%, Maturing March 14, 2014	38,821
	152	Term Loan, 2.35%, Maturing March 14, 2014	142,667
	439	Term Loan, 2.35%, Maturing March 14, 2014	412,212
Ikaria Acquisition, Inc.
	500	Term Loan, 7.00%, Maturing May 16, 2016	485,000
IM U.S. Holdings, LLC
	2,350	Term Loan - Second Lien, 4.57%, Maturing June 26, 2015	2,261,875
IMS Health, Inc.
	644	Term Loan, 5.25%, Maturing February 26, 2016	640,371
inVentiv Health, Inc.
	429	Term Loan, 2.29%, Maturing July 6, 2014	422,088
Lifepoint Hospitals, Inc.
	1,086	Term Loan, 3.25%, Maturing April 15, 2015	1,052,706
MPT Operating Partnership, L.P.
	525	Term Loan, 5.00%, Maturing May 17, 2016	522,375
MultiPlan Merger Corp.
	274	Term Loan, 3.63%, Maturing April 12, 2013	262,726
	589	Term Loan, 3.63%, Maturing April 12, 2013	564,342
Mylan, Inc.
	1,358	Term Loan, 3.75%, Maturing October 2, 2014	1,349,493
National Mentor Holdings, Inc.
	34	Term Loan, 2.30%, Maturing June 29, 2013	30,240
	544	Term Loan, 2.54%, Maturing June 29, 2013	489,370
National Renal Institutes, Inc.
	380	Term Loan, 9.00%, Maturing March 31, 2013	371,185
Nyco Holdings
	1,486	Term Loan, 2.60%, Maturing December 29, 2014	1,351,883
	1,486	Term Loan, 3.35%, Maturing December 29, 2015	1,351,883
Physiotherapy Associates, Inc.
	346	Term Loan, 7.50%, Maturing June 27, 2013	273,599
Prime Healthcare Services, Inc.
	1,172	Term Loan, 7.25%, Maturing April 22, 2015	1,136,901
RadNet Management, Inc.
	549	Term Loan, 5.75%, Maturing April 1, 2016	545,196
ReAble Therapeutics Finance, LLC
	859	Term Loan, 2.43%, Maturing November 16, 2013	827,020
RehabCare Group, Inc.
	413	Term Loan, 6.00%, Maturing November 24, 2015	412,010
Select Medical Holdings Corp.
	927	Term Loan, 4.23%, Maturing August 22, 2014	897,338
Skillsoft Corp.
	500	Term Loan, 6.50%, Maturing May 19, 2017	499,219
Sunrise Medical Holdings, Inc.
EUR	148	Term Loan, 8.00%, Maturing May 13, 2014	170,245
Vanguard Health Holding Co., LLC
	750	Term Loan, 5.00%, Maturing January 29, 2016	741,375
VWR Funding, Inc.
	980	Term Loan, 2.85%, Maturing June 30, 2014	912,453

			$41,410,843

Home Furnishings — 1.0%

Hunter Fan Co.
	221	Term Loan, 2.85%, Maturing April 16, 2014	$198,454
Interline Brands, Inc.
	136	Term Loan, 2.10%, Maturing June 23, 2013	126,763
	501	Term Loan, 2.10%, Maturing June 23, 2013	465,662
National Bedding Co., LLC
	967	Term Loan, 2.32%, Maturing February 28, 2013	926,381
	350	Term Loan - Second Lien, 5.31%, Maturing February 28, 2014	350,000
Oreck Corp.
	128	Term Loan - Second Lien, 4.04%, Maturing March 19, 2016(5)	102,097
Sanitec Europe OY
EUR	387	Term Loan, 2.50%, Maturing June 24, 2016	382,487

			$2,551,844

Industrial Equipment — 3.3%

Brand Energy and Infrastructure Services, Inc.
	459	Term Loan, 2.81%, Maturing February 7, 2014	$409,802
	392	Term Loan, 3.80%, Maturing February 7, 2014	362,858
Bucyrus International, Inc.
	673	Term Loan, 4.50%, Maturing February 19, 2016	673,060
CEVA Group PLC U.S.
	66	Term Loan, 3.53%, Maturing November 4, 2013	57,401
	542	Term Loan, 3.35%, Maturing January 4, 2014	473,952
EPD Holdings, (Goodyear Engineering Products)
	40	Term Loan, 2.85%, Maturing July 31, 2014	33,391
	277	Term Loan, 2.85%, Maturing July 31, 2014	233,136
	425	Term Loan - Second Lien, 6.10%, Maturing July 13, 2015	330,791
Generac Acquisition Corp.
	545	Term Loan, 2.79%, Maturing November 11, 2013	500,671

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Industrial Equipment (continued)

Gleason Corp.
	390	Term Loan, 2.15%, Maturing June 30, 2013	$360,718
Jason, Inc.
	264	Term Loan, 7.00%, Maturing July 30, 2010	197,736
John Maneely Co.
	1,138	Term Loan, 3.55%, Maturing December 9, 2013	1,076,029
LN Acquisitions Corp.
	123	Term Loan, 3.60%, Maturing July 11, 2014	116,237
	318	Term Loan, 3.60%, Maturing July 11, 2014	301,639
Polypore, Inc.
	1,540	Term Loan, 2.35%, Maturing July 3, 2014	1,478,753
Sequa Corp.
	397	Term Loan, 3.57%, Maturing December 3, 2014	360,682
TFS Acquisition Corp.
	1,134	Term Loan, 14.00%, Maturing August 11, 2013(2)	1,108,245

			$8,075,101

Insurance — 2.5%

AmWINS Group, Inc.
	500	Term Loan - Second Lien, 6.04%, Maturing June 8, 2013	$422,500
Applied Systems, Inc.
	1,573	Term Loan, 2.85%, Maturing September 26, 2013	1,458,628
CCC Information Services Group, Inc.
	304	Term Loan, 2.60%, Maturing February 10, 2013	294,664
Conseco, Inc.
	1,416	Term Loan, 7.50%, Maturing October 10, 2013	1,371,976
Crawford & Company
	621	Term Loan, 5.25%, Maturing October 30, 2013	608,125
Hub International Holdings, Inc.
	181	Term Loan, 3.03%, Maturing June 13, 2014	162,166
	806	Term Loan, 3.03%, Maturing June 13, 2014	721,454
	273	Term Loan, 6.75%, Maturing June 13, 2014	262,020
U.S.I. Holdings Corp.
	922	Term Loan, 3.29%, Maturing May 5, 2014	839,141

			$6,140,674

Leisure Goods / Activities / Movies — 8.0%

AMC Entertainment, Inc.
	1,942	Term Loan, 2.10%, Maturing January 28, 2013	$1,858,732
AMF Bowling Worldwide, Inc.
	500	Term Loan - Second Lien, 6.60%, Maturing December 8, 2013	396,250
Bombardier Recreational Products
	980	Term Loan, 3.19%, Maturing June 28, 2013	826,049
Butterfly Wendel US, Inc.
	423	Term Loan, 3.87%, Maturing June 23, 2014	360,762
	577	Term Loan, 4.12%, Maturing June 22, 2015	492,238
Carmike Cinemas, Inc.
	1,149	Term Loan, 5.50%, Maturing January 27, 2016	1,143,869
Cedar Fair, L.P.
	147	Term Loan, 2.35%, Maturing August 30, 2012	144,682
	1,631	Term Loan, 4.35%, Maturing August 30, 2014	1,616,726
CFV I, LLC/Hicks Sports Group
	28	Term Loan, 6.88%, Maturing August 1, 2010(2)(3)	27,346
Cinemark, Inc.
	1,925	Term Loan, 3.59%, Maturing April 29, 2016	1,875,186
Dave & Buster’s, Inc.
	500	Term Loan, 6.00%, Maturing May 25, 2015	497,500
Deluxe Entertainment Services
	59	Term Loan, 6.25%, Maturing May 11, 2013	53,171
	543	Term Loan, 6.25%, Maturing May 11, 2013	490,461
	35	Term Loan, 6.36%, Maturing May 11, 2013	31,978
Metro-Goldwyn-Mayer Holdings, Inc.
	1,239	Term Loan, 0.00%, Maturing April 9, 2012(7)	565,142
National CineMedia, LLC
	1,900	Term Loan, 2.29%, Maturing February 13, 2015	1,796,292
Regal Cinemas Corp.
	2,368	Term Loan, 4.03%, Maturing November 21, 2016	2,319,456
Revolution Studios Distribution Co., LLC
	527	Term Loan, 4.10%, Maturing December 21, 2014	453,155
	450	Term Loan - Second Lien, 7.35%, Maturing June 21, 2015	274,500
Six Flags Theme Parks, Inc.
	1,325	Term Loan, 6.00%, Maturing June 30, 2016	1,315,885
Southwest Sports Group, LLC
	600	Term Loan, 6.75%, Maturing December 22, 2010	527,250
SW Acquisition Co., Inc.
	896	Term Loan, 5.75%, Maturing June 1, 2016	895,080
Universal City Development Partners, Ltd.
	1,244	Term Loan, 5.50%, Maturing November 6, 2014	1,241,154
Zuffa, LLC
	487	Term Loan, 2.44%, Maturing June 22, 2015	461,542

			$19,664,406

Lodging and Casinos — 4.4%

Ameristar Casinos, Inc.
	573	Term Loan, 3.56%, Maturing November 10, 2012	$569,896
Gala Electric Casinos, Ltd.
GBP	1,000	Term Loan, 4.93%, Maturing December 12, 2013	1,304,350
GBP	1,000	Term Loan, 5.43%, Maturing December 12, 2014	1,304,350

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Harrah’s Operating Co.
	1,579	Term Loan, 3.32%, Maturing January 28, 2015	$1,313,162
	995	Term Loan, 9.50%, Maturing October 31, 2016	998,618
Herbst Gaming, Inc.
	457	Term Loan, 0.00%, Maturing December 2, 2011(7)	289,328
	508	Term Loan, 0.00%, Maturing December 2, 2011(7)	321,172
Isle of Capri Casinos, Inc.
	100	Term Loan, 5.00%, Maturing November 25, 2013	94,095
	114	Term Loan, 5.00%, Maturing November 25, 2013	106,985
	285	Term Loan, 5.00%, Maturing November 25, 2013	267,463
LodgeNet Entertainment Corp.
	654	Term Loan, 2.54%, Maturing April 4, 2014	599,795
New World Gaming Partners, Ltd.
	532	Term Loan, 4.79%, Maturing September 30, 2014	504,691
	108	Term Loan, 6.78%, Maturing September 30, 2014	102,222
Penn National Gaming, Inc.
	388	Term Loan, 2.10%, Maturing October 3, 2012	375,057
Tropicana Entertainment, Inc.
	131	Term Loan, 15.00%, Maturing December 29, 2012	144,309
Venetian Casino Resort/Las Vegas Sands, Inc.
	451	Term Loan, 2.10%, Maturing May 23, 2014	399,647
	1,785	Term Loan, 2.10%, Maturing May 23, 2014	1,582,275
VML US Finance, LLC
	200	Term Loan, 5.04%, Maturing May 25, 2012	195,374
	401	Term Loan, 5.04%, Maturing May 27, 2013	390,749

			$10,863,538

Nonferrous Metals / Minerals — 0.8%

Euramax International, Inc.
	165	Term Loan, 10.00%, Maturing June 29, 2013	$155,824
	174	Term Loan, 14.00%, Maturing June 29, 2013(2)	164,061
Noranda Aluminum Acquisition
	113	Term Loan, 2.54%, Maturing May 18, 2014	103,571
Novelis, Inc.
	326	Term Loan, 2.35%, Maturing July 6, 2014	308,684
	717	Term Loan, 2.54%, Maturing July 6, 2014	679,145
Oxbow Carbon and Mineral Holdings
	570	Term Loan, 2.53%, Maturing May 8, 2014	539,620

			$1,950,905

Oil and Gas — 4.4%

Atlas Pipeline Partners, L.P.
	2,218	Term Loan, 6.75%, Maturing July 27, 2014	$2,208,360
Big West Oil, LLC
	174	Term Loan, 4.50%, Maturing May 15, 2014	172,261
	218	Term Loan, 4.50%, Maturing May 15, 2014	216,557
Citgo Petroleum Corp.
	275	Term Loan, Maturing June 24, 2015(4)	270,016
	1,275	Term Loan, Maturing June 15, 2017(4)	1,267,987
Dresser, Inc.
	481	Term Loan, 2.70%, Maturing May 4, 2014	443,661
	700	Term Loan - Second Lien, 6.20%, Maturing May 4, 2015	651,700
Dynegy Holdings, Inc.
	148	Term Loan, 4.10%, Maturing April 2, 2013	138,786
	2,350	Term Loan, 4.10%, Maturing April 2, 2013	2,201,194
Enterprise GP Holdings, L.P.
	588	Term Loan, 2.57%, Maturing November 8, 2014	568,890
Hercules Offshore, Inc.
	752	Term Loan, 6.00%, Maturing July 11, 2013	659,166
SemGroup Corp.
	396	Term Loan, 7.00%, Maturing November 30, 2012	392,009
	515	Term Loan, 7.50%, Maturing June 2, 2014	513,349
Sheridan Production Partners I, LLC
	53	Term Loan, 7.50%, Maturing April 20, 2017	51,592
	87	Term Loan, 7.50%, Maturing April 20, 2017	84,465
	654	Term Loan, 7.50%, Maturing April 20, 2017	637,432
Targa Resources, Inc.
	253	Term Loan, 5.75%, Maturing July 5, 2016	252,694

			$10,730,119

Publishing — 5.8%

American Media Operations, Inc.
	948	Term Loan, 10.00%, Maturing January 30, 2013(2)	$903,715
Aster Zweite Beteiligungs GmbH
	500	Term Loan, 2.59%, Maturing September 27, 2013	443,750
EUR	236	Term Loan, 2.91%, Maturing December 31, 2014	261,360
GateHouse Media Operating, Inc.
	324	Term Loan, 2.35%, Maturing August 28, 2014	134,267
	723	Term Loan, 2.35%, Maturing August 28, 2014	299,519
	349	Term Loan, 2.60%, Maturing August 28, 2014	144,595
Getty Images, Inc.
	1,381	Term Loan, 6.25%, Maturing July 2, 2015	1,387,538
Laureate Education, Inc.
	244	Term Loan, 3.57%, Maturing August 17, 2014	220,582
	1,629	Term Loan, 3.57%, Maturing August 17, 2014	1,473,579
	496	Term Loan, 7.00%, Maturing August 31, 2014	487,069
Local Insight Regatta Holdings, Inc.
	789	Term Loan, 7.75%, Maturing April 23, 2015	670,496
MediaNews Group, Inc.
	97	Term Loan, 8.50%, Maturing March 19, 2014	91,625
Merrill Communications, LLC
	645	Term Loan, 8.50%, Maturing December 24, 2012	607,011

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Nelson Education, Ltd.
	243	Term Loan, 3.03%, Maturing July 5, 2014	$223,675
Nielsen Finance, LLC
	2,257	Term Loan, 2.35%, Maturing August 9, 2013	2,126,459
	990	Term Loan, 4.10%, Maturing May 2, 2016	954,707
PagesJaunes Group, SA
EUR	500	Term Loan, 4.97%, Maturing April 8, 2016	401,630
Philadelphia Newspapers, LLC
	378	Term Loan, 0.00%, Maturing June 29, 2013(7)	115,181
SGS International, Inc.
	276	Term Loan, 2.88%, Maturing December 30, 2011	269,208
Source Media, Inc.
	541	Term Loan, 6.04%, Maturing November 8, 2011	523,384
Springer Science+Business Media, SA
EUR	500	Term Loan, Maturing June 30, 2015(4)	610,661
Tribune Co.
	790	Term Loan, 0.00%, Maturing June 7, 2011(7)	478,891
Xsys, Inc.
	605	Term Loan, 2.59%, Maturing September 27, 2013	537,047
	618	Term Loan, 2.59%, Maturing September 27, 2014	548,552
EUR	264	Term Loan, 2.91%, Maturing December 31, 2014	291,979

			$14,206,480

Radio and Television — 2.8%

Block Communications, Inc.
	430	Term Loan, 2.35%, Maturing December 22, 2011	$405,039
CMP KC, LLC
	478	Term Loan, 6.25%, Maturing May 3, 2011(5)	137,213
CMP Susquehanna Corp.
	891	Term Loan, 2.38%, Maturing May 5, 2013	765,477
Emmis Operating Co.
	411	Term Loan, 4.54%, Maturing November 1, 2013	363,260
Gray Television, Inc.
	366	Term Loan, 3.80%, Maturing December 31, 2014	343,016
HIT Entertainment, Inc.
	586	Term Loan, 5.60%, Maturing June 1, 2012	546,829
Live Nation Worldwide, Inc.
	1,147	Term Loan, 4.50%, Maturing November 7, 2016	1,139,477
Mission Broadcasting, Inc.
	263	Term Loan, 5.00%, Maturing September 30, 2016	260,289
NEP II, Inc.
	304	Term Loan, 2.35%, Maturing February 16, 2014	284,911
Nexstar Broadcasting, Inc.
	412	Term Loan, 5.00%, Maturing September 30, 2016	407,118
Raycom TV Broadcasting, LLC
	771	Term Loan, 1.88%, Maturing June 25, 2014	717,146
Univision Communications, Inc.
	1,689	Term Loan, 2.60%, Maturing September 29, 2014	1,422,042

			$6,791,817

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	982	Term Loan, 2.15%, Maturing April 26, 2013	$956,615

			$956,615

Retailers (Except Food and Drug) — 3.7%

American Achievement Corp.
	53	Term Loan, 6.26%, Maturing March 25, 2011	$50,492
Amscan Holdings, Inc.
	273	Term Loan, 2.79%, Maturing May 25, 2013	259,727
Harbor Freight Tools USA, Inc.
	436	Term Loan, 5.02%, Maturing February 23, 2016	434,700
Josten’s Corp.
	880	Term Loan, 2.35%, Maturing October 4, 2011	869,374
Mapco Express, Inc.
	131	Term Loan, 6.50%, Maturing April 28, 2011	127,746
Neiman Marcus Group, Inc.
	984	Term Loan, 2.47%, Maturing April 5, 2013	923,510
Orbitz Worldwide, Inc.
	1,535	Term Loan, 3.40%, Maturing July 25, 2014	1,441,581
Oriental Trading Co., Inc.
	700	Term Loan - Second Lien, 6.54%, Maturing January 31, 2014	122,500
Pilot Travel Centers, LLC
	575	Term Loan, Maturing April 29, 2016(4)	574,382
Rent-A-Center, Inc.
	23	Term Loan, 2.18%, Maturing June 30, 2012	22,283
	395	Term Loan, 3.54%, Maturing March 31, 2015	391,029
Rover Acquisition Corp.
	1,110	Term Loan, 2.68%, Maturing October 25, 2013	1,062,355
Savers, Inc.
	600	Term Loan, 5.75%, Maturing March 11, 2016	603,000
Vivarte
EUR	1,000	Term Loan - Second Lien, 3.93%, Maturing September 8, 2016	891,152
Yankee Candle Company, Inc. (The)
	1,419	Term Loan, 2.35%, Maturing February 6, 2014	1,354,499

			$9,128,330

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Steel — 0.1%

Niagara Corp.
	375	Term Loan, 10.50%, Maturing June 29, 2014(2)(5)	$355,995

			$355,995

Surface Transport — 0.5%

Oshkosh Truck Corp.
	370	Term Loan, 6.54%, Maturing December 6, 2013	$370,866
Swift Transportation Co., Inc.
	982	Term Loan, 8.25%, Maturing May 10, 2014	910,962

			$1,281,828

Telecommunications — 5.4%

Alaska Communications Systems Holdings, Inc.
	2,028	Term Loan, 2.28%, Maturing February 1, 2012	$1,959,926
Asurion Corp.
	769	Term Loan, 3.36%, Maturing July 3, 2014	730,179
	500	Term Loan - Second Lien, 6.85%, Maturing July 3, 2015	487,813
CommScope, Inc.
	840	Term Loan, 3.03%, Maturing December 26, 2014	820,750
Intelsat Corp.
	1,416	Term Loan, 2.79%, Maturing January 3, 2014	1,314,429
	1,416	Term Loan, 2.79%, Maturing January 3, 2014	1,314,429
	1,416	Term Loan, 2.79%, Maturing January 3, 2014	1,314,833
Intelsat Subsidiary Holding Co.
	507	Term Loan, 2.79%, Maturing July 3, 2013	478,761
Macquarie UK Broadcast Ventures, Ltd.
GBP	414	Term Loan, 2.57%, Maturing December 1, 2014	520,329
NTelos, Inc.
	993	Term Loan, 5.75%, Maturing August 7, 2015	992,996
Palm, Inc.
	413	Term Loan, 5.75%, Maturing October 24, 2014	414,001
Telenet Bidco N.V.
EUR	500	Term Loan, Maturing July 16, 2017(4)	589,261
Telesat Canada, Inc.
	113	Term Loan, 3.35%, Maturing October 31, 2014	108,198
	1,317	Term Loan, 3.35%, Maturing October 31, 2014	1,259,710
Trilogy International Partners
	475	Term Loan, 4.03%, Maturing June 29, 2012	432,250
Windstream Corp.
	632	Term Loan, 3.06%, Maturing December 17, 2015	619,738

			$13,357,603

Utilities — 5.1%

AEI Finance Holding, LLC
	145	Revolving Loan, 3.10%, Maturing March 30, 2012	$135,299
	963	Term Loan, 3.53%, Maturing March 30, 2014	898,487
Astoria Generating Co.
	625	Term Loan - Second Lien, 4.29%, Maturing August 23, 2013	585,417
Calpine Corp.
	2,718	Term Loan, 3.42%, Maturing March 29, 2014	2,493,027
Electricinvest Holding Co.
GBP	1,500	Term Loan, 5.07%, Maturing October 24, 2012	1,843,346
New Development Holdings, Inc.
	1,000	Term Loan, Maturing June 8, 2017(4)	991,429
NRG Energy, Inc.
	1	Term Loan, 2.18%, Maturing February 1, 2013	671
	265	Term Loan, 2.28%, Maturing February 1, 2013	253,407
	991	Term Loan, 3.25%, Maturing August 31, 2015	949,167
	1,830	Term Loan, 3.25%, Maturing August 31, 2015	1,752,221
Pike Electric, Inc.
	73	Term Loan, 2.13%, Maturing July 2, 2012	68,953
	125	Term Loan, 2.13%, Maturing December 10, 2012	117,750
TXU Texas Competitive Electric Holdings Co., LLC
	1,791	Term Loan, 3.85%, Maturing October 10, 2014	1,328,068
	929	Term Loan, 3.98%, Maturing October 10, 2014	689,099
Vulcan Energy Corp.
	516	Term Loan, 5.50%, Maturing September 29, 2015	521,158

			$12,627,499

Total Senior Floating-Rate Interests
(identified cost $358,640,664)			$338,862,578

Corporate Bonds & Notes — 10.4%

Principal
Amount*
(000’s omitted)		Security	Value

Air Transport — 0.0%

Continental Airlines
	59	7.033%, 6/15/11	$59,198

			$59,198

Automotive — 0.4%

Allison Transmission, Inc.
	10	11.00%, 11/1/15(8)	$10,525
	665	11.25%, 11/1/15(2)(8)	703,238

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Security	Value

Automotive (continued)

American Axle & Manufacturing Holdings, Inc., Sr. Notes
	85	9.25%, 1/15/17(8)	$87,975
Commercial Vehicle Group, Inc., Sr. Notes
	55	8.00%, 7/1/13	46,750
United Components, Inc., Sr. Sub. Notes
	65	9.375%, 6/15/13	65,650

			$914,138

Broadcast Radio and Television — 0.3%

LBI Media, Inc., Sr. Disc. Notes
	55	11.00%, 10/15/13	$49,638
Rainbow National Services, LLC, Sr. Sub. Notes
	80	10.375%, 9/1/14(8)	83,700
XM Satellite Radio Holdings, Inc.
	485	13.00%, 8/1/13(8)	532,287

			$665,625

Building and Development — 0.5%

Grohe Holding GmbH, Variable Rate
EUR	1,000	3.519%, 1/15/14(9)	$1,069,993
Interface, Inc., Sr. Sub. Notes
	16	9.50%, 2/1/14	16,500
Texas Industries, Inc., Sr. Notes
	65	7.25%, 7/15/13(8)	63,213

			$1,149,706

Business Equipment and Services — 0.6%

Education Management, LLC, Sr. Notes
	210	8.75%, 6/1/14	$210,525
Education Management, LLC, Sr. Sub. Notes
	46	10.25%, 6/1/16	48,070
MediMedia USA, Inc., Sr. Sub. Notes
	90	11.375%, 11/15/14(8)	82,575
Muzak, LLC/Muzak Finance, Sr. Notes
	12	15.00%, 7/31/14(2)	9,787
SunGard Data Systems, Inc., Sr. Notes
	900	10.625%, 5/15/15(8)	966,375
Ticketmaster Entertainment, Inc.
	105	10.75%, 8/1/16	113,662
West Corp.
	130	9.50%, 10/15/14	131,300

			$1,562,294

Cable and Satellite Television — 0.4%

Virgin Media Finance PLC, Sr. Notes
	1,000	6.50%, 1/15/18(8)	$987,500

			$987,500

Chemicals and Plastics — 0.1%

INEOS Group Holdings PLC, Sr. Sub. Notes
	180	8.50%, 2/15/16(8)	$141,300
Reichhold Industries, Inc., Sr. Notes
	170	9.00%, 8/15/14(8)	150,450
Wellman Holdings, Inc., Sr. Sub. Notes
	184	5.00%, 1/29/19(5)	54,724

			$346,474

Clothing / Textiles — 0.0%

Perry Ellis International, Inc., Sr. Sub. Notes
	100	8.875%, 9/15/13	$101,750

			$101,750

Conglomerates — 0.0%

RBS Global & Rexnord Corp.
	90	11.75%, 8/1/16	$94,275

			$94,275

Containers and Glass Products — 0.2%

Berry Plastics Corp., Sr. Notes, Variable Rate
	500	5.053%, 2/15/15	$476,250
Intertape Polymer US, Inc., Sr. Sub. Notes
	175	8.50%, 8/1/14	142,625

			$618,875

Cosmetics / Toiletries — 0.1%

Revlon Consumer Products Corp.
	165	9.75%, 11/15/15(8)	$169,950

			$169,950

Electronics / Electrical — 0.2%

Amkor Technologies, Inc., Sr. Notes
	55	9.25%, 6/1/16	$57,887
NXP BV/NXP Funding, LLC, Variable Rate
	425	3.053%, 10/15/13	364,969

			$422,856

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Equipment Leasing — 0.0%

Hertz Corp.
25	8.875%, 1/1/14	$25,438
45	10.50%, 1/1/16	46,912

		$72,350

Financial Intermediaries — 0.1%

Ford Motor Credit Co., Sr. Notes
160	8.00%, 12/15/16	$163,900

		$163,900

Food Products — 0.5%

Smithfield Foods, Inc., Sr. Notes
1,000	10.00%, 7/15/14(8)	$1,112,500

		$1,112,500

Food Service — 0.1%

NPC International, Inc., Sr. Sub. Notes
135	9.50%, 5/1/14	$135,675

		$135,675

Food / Drug Retailers — 0.2%

General Nutrition Center, Sr. Notes, Variable Rate
365	5.75%, 3/15/14(2)	$336,713
General Nutrition Center, Sr. Sub. Notes
210	10.75%, 3/15/15	212,100

		$548,813

Forest Products — 0.0%

Verso Paper Holdings, LLC/Verso Paper, Inc.
120	11.375%, 8/1/16	$102,900

		$102,900

Health Care — 0.6%

Accellent, Inc.
150	10.50%, 12/1/13	$148,500
Biomet, Inc.
55	10.375%, 10/15/17	59,400
280	11.625%, 10/15/17	304,500
DJO Finance, LLC/DJO Finance Corp.
95	10.875%, 11/15/14	100,225
HCA, Inc.
65	9.25%, 11/15/16	69,063
MultiPlan, Inc., Sr. Sub. Notes
260	10.375%, 4/15/16(8)	267,800
National Mentor Holdings, Inc.
155	11.25%, 7/1/14	155,387
Res-Care, Inc., Sr. Notes
105	7.75%, 10/15/13	103,950
US Oncology, Inc.
290	10.75%, 8/15/14	298,700

		$1,507,525

Industrial Equipment — 0.6%

CEVA Group, PLC, U.S., Sr. Notes
95	11.50%, 4/1/18(8)	$96,900
Chart Industries, Inc., Sr. Sub. Notes
105	9.125%, 10/15/15	105,787
ESCO Corp., Sr. Notes
80	8.625%, 12/15/13(8)	79,800
Terex Corp., Sr. Notes
1,000	10.875%, 6/1/16	1,082,500

		$1,364,987

Insurance — 0.1%

Alliant Holdings I, Inc.
55	11.00%, 5/1/15(8)	$55,688
Hub International Holdings, Inc., Sr. Notes
70	9.00%, 12/15/14(8)	66,675
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
50	4.311%, 11/15/14(8)	41,125

		$163,488

Leisure Goods / Activities / Movies — 0.7%

AMC Entertainment, Inc.
350	11.00%, 2/1/16	$369,250
AMC Entertainment, Inc., Sr. Notes
60	8.75%, 6/1/19	60,600
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
105	12.50%, 12/31/49(5)(7)(8)	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
195	0.00%, 12/31/49(5)(7)(8)	0
Marquee Holdings, Inc., Sr. Disc. Notes
275	12.00%, 8/15/14	227,562
MU Finance PLC, Sr. Notes
1,000	8.375%, 2/1/17(8)	963,750

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Leisure Goods / Activities / Movies (continued)

Royal Caribbean Cruises, Sr. Notes
50	7.00%, 6/15/13	$50,000
20	6.875%, 12/1/13	19,550
10	7.25%, 6/15/16	9,825
20	7.25%, 3/15/18	19,500

		$1,720,037

Lodging and Casinos — 0.8%

Buffalo Thunder Development Authority
265	9.375%, 12/15/49(7)(8)	$49,025
CCM Merger, Inc.
50	8.00%, 8/1/13(8)	46,000
Chukchansi EDA, Sr. Notes, Variable Rate
150	4.123%, 11/15/12(8)	99,750
Eldorado Casino Shreveport
44	10.00%, 8/1/12(2)(5)	38,763
Fontainebleau Las Vegas Casino, LLC
255	10.25%, 6/15/15(7)(8)	2,231
Greektown Holdings, LLC, Sr. Notes
60	10.75%, 12/1/13(7)(8)	4,125
Inn of the Mountain Gods, Sr. Notes
270	12.00%, 11/15/49(7)	132,300
Majestic HoldCo, LLC
75	12.50%, 12/31/49(7)(8)	281
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
85	8.00%, 4/1/12	74,588
120	7.125%, 8/15/14	87,300
115	6.875%, 2/15/15	82,225
Peninsula Gaming, LLC
1,000	10.75%, 8/15/17	1,000,000
Pinnacle Entertainment, Inc., Sr. Sub. Notes
35	7.50%, 6/15/15	32,988
San Pasqual Casino
55	8.00%, 9/15/13(8)	52,525
Seminole Hard Rock Entertainment, Variable Rate
95	3.037%, 3/15/14(8)	81,462
Tunica-Biloxi Gaming Authority, Sr. Notes
165	9.00%, 11/15/15(8)	148,500
Waterford Gaming, LLC, Sr. Notes
138	8.625%, 9/15/14(5)(8)	110,152

		$2,042,215

Nonferrous Metals / Minerals — 0.3%

FMG Finance PTY, Ltd.
355	10.625%, 9/1/16(8)	$392,275
Teck Resources, Ltd., Sr. Notes
330	10.75%, 5/15/19	404,958

		$797,233

Oil and Gas — 0.5%

Cloud Peak Energy Resources, LLC/Cloud Peak Energy Finance Corp.
330	8.50%, 12/15/19(8)	$330,000
Compton Pet Finance Corp.
195	7.625%, 12/1/13	156,975
Denbury Resources, Inc., Sr. Sub. Notes
30	7.50%, 12/15/15	30,450
El Paso Corp., Sr. Notes
130	9.625%, 5/15/12	138,831
Forbes Energy Services, Sr. Notes
155	11.00%, 2/15/15	140,275
OPTI Canada, Inc., Sr. Notes
50	7.875%, 12/15/14	43,750
95	8.25%, 12/15/14	83,125
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18	67,438
Petroplus Finance, Ltd.
85	7.00%, 5/1/17(8)	69,700
Quicksilver Resources, Inc.
60	7.125%, 4/1/16	55,650
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	29,400

		$1,145,594

Publishing — 0.8%

Laureate Education, Inc.
1,045	10.00%, 8/15/15(8)	$1,045,000
573	10.25%, 8/15/15(2)(8)	563,947
Local Insight Regatta Holdings, Inc.
30	11.00%, 12/1/17	19,650
Nielsen Finance, LLC
205	10.00%, 8/1/14	210,637
40	12.50%, (0.00% until 8/1/11), 8/1/16	38,300

		$1,877,534

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Rail Industries — 0.2%

American Railcar Industry, Sr. Notes
100	7.50%, 3/1/14	$97,500
Kansas City Southern Mexico, Sr. Notes
155	7.625%, 12/1/13	158,875
100	7.375%, 6/1/14	102,250
105	8.00%, 6/1/15	108,675

		$467,300

Retailers (Except Food and Drug) — 1.2%

Amscan Holdings, Inc., Sr. Sub. Notes
220	8.75%, 5/1/14	$215,600
Neiman Marcus Group, Inc.
765	9.00%, 10/15/15	770,376
Sally Holdings, LLC, Sr. Notes
665	9.25%, 11/15/14	693,262
235	10.50%, 11/15/16	252,625
Toys ‘‘R” Us
1,000	10.75%, 7/15/17(8)	1,097,500

		$3,029,363

Steel — 0.0%

RathGibson, Inc., Sr. Notes
240	11.25%, 2/15/14(7)	$4,830

		$4,830

Telecommunications — 0.8%

Digicel Group, Ltd., Sr. Notes
312	9.125%, 1/15/15(8)	$307,710
Intelsat Bermuda, Ltd.
900	11.25%, 6/15/16	963,000
NII Capital Corp.
330	10.00%, 8/15/16	348,975
Qwest Corp., Sr. Notes, Variable Rate
475	3.787%, 6/15/13	472,625

		$2,092,310

Utilities — 0.1%

AES Corp., Sr. Notes
3	8.75%, 5/15/13(8)	$3,060
NGC Corp.
205	7.625%, 10/15/26	127,100
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	9,900

		$140,060

Total Corporate Bonds & Notes
(identified cost $27,055,095)		$25,581,255

Asset-Backed Securities — 0.9%

Principal
Amount
(000’s omitted)	Security	Value

$392	Alzette European CLO SA, Series 2004-1A, Class E2, 7.037%, 12/15/20(2)(10)	$97,901
295	Avalon Capital Ltd. 3, Series 1A, Class D, 2.434%, 2/24/19(8)(10)	170,452
376	Babson Ltd., Series 2005-1A, Class C1, 2.253%, 4/15/19(8)(10)	179,876
500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.353%, 1/15/19(8)(10)	151,695
500	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.878%, 8/11/16(8)(10)	188,681
492	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 6.037%, 3/8/17(10)	285,404
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.054%, 7/17/19(10)	259,492
1,000	Madison Park Funding Ltd., Series 2006-2A, Class D, 5.288%, 3/25/20(8)(10)	489,494
1,000	Schiller Park CLO Ltd., Series 2007-1A, Class D, 2.066%, 4/25/21(8)(10)	436,619

Total Asset-Backed Securities
(identified cost $5,022,836)		$2,259,614

Common Stocks — 1.5%

Shares	Security	Value

Aerospace and Defense — 0.1%

6,741	ACTS Aero Technical Support & Service, Inc.(11)(12)	$119,661

		$119,661

Automotive — 0.2%

10,159	Dayco Products, LLC(11)(12)	$431,757
8,949	Hayes Lemmerz International, Inc.(5)(11)(12)	54,052

		$485,809

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Building and Development — 0.1%

131	Panolam Holdings Co.(5)(11)(13)	$76,472
26,154	Sanitec Europe Oy B Units(11)(12)	57,968
25,787	Sanitec Europe Oy E Units(5)(11)(12)	0
277	United Subcontractors, Inc.(5)(11)(12)	27,125

		$161,565

Chemicals and Plastics — 0.0%

175	Wellman Holdings, Inc.(5)(11)(12)	$0

		$0

Diversified Manufacturing — 0.0%

166,398	MEGA Brands, Inc.(11)	$66,310

		$66,310

Food Service — 0.0%

12,234	Buffets, Inc.(11)	$61,170

		$61,170

Home Furnishings — 0.1%

2,060	Oreck Corp.(5)(11)(12)	$140,265

		$140,265

Lodging and Casinos — 0.2%

289	Shreveport Gaming Holdings, Inc.(5)	$5,202
25,430	Tropicana Entertainment, Inc.(11)(12)	445,025

		$450,227

Nonferrous Metals / Minerals — 0.0%

468	Euramax International, Inc.(11)(12)	$111,031

		$111,031

Oil and Gas — 0.0%

750	SemGroup Corp.(11)	$19,688

		$19,688

Publishing — 0.7%

536	Dex One Corp.(11)	$10,184
2,155	Ion Media Networks, Inc.(5)(11)(12)	622,752
5,771	MediaNews Group, Inc.(11)(12)	92,339
45,939	Reader’s Digest Association, Inc. (The)(11)(12)	941,750
3,353	SuperMedia, Inc.(11)	61,326

		$1,728,351

Steel — 0.1%

6,269	KNIA Holdings, Inc.(5)(11)(12)	$29,589
10,700	RathGibson Acquisition Co., LLC(5)(11)(12)	167,348

		$196,937

Total Common Stocks
(identified cost $3,062,820)		$3,541,014

Convertible Preferred Stocks — 0.0%

Shares	Security	Value

Wireless Telecommunication Services — 0.0%

1,783	Crown Castle International Corp.(2)	$100,294

Total Convertible Preferred Stocks
(identified cost $82,483)		$100,294

Warrants — 0.0%

Shares	Security	Value

Home Furnishing — 0.0%

215	Oreck Corp., Expires 3/19/20(5)(11)(12)	$14,639

		$14,639

Oil and Gas — 0.0%

789	SemGroup Corp., Expires 11/30/14(5)(11)	$4,340

		$4,340

Publishing — 0.0%

781	Reader’s Digest Association, Inc. (The), Expires 2/15/17(5)(11)	$0

		$0

Total Warrants
(identified cost $15,668)		$18,979

Closed-End Investment Companies — 2.3%

Shares	Security	Value

17,436	BlackRock Floating Rate Income Strategies Fund, Inc.	$251,602
9,908	BlackRock Floating Rate Income Strategies Fund II, Inc.	137,721
8,345	BlackRock Global Floating Rate Income Trust	114,994

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

1,174	First Trust/Four Corners Senior Floating Rate Income Fund	$14,464
200,596	First Trust/Four Corners Senior Floating Rate Income Fund II	2,507,450
296,293	ING Prime Rate Trust	1,629,612
136,255	Invesco Van Kampen Senior Income Trust	598,159
5,140	LMP Corporate Loan Fund, Inc.	57,362
23,301	Nuveen Floating Rate Income Fund	251,884
3,401	Nuveen Floating Rate Income Opportunity Fund	38,635
11,375	Nuveen Senior Income Fund	77,123
55	PIMCO Income Strategy Fund	592
647	PIMCO Income Strategy Fund II	6,405
117	Pioneer Floating Rate Trust	1,426

Total Closed-End Investment Companies
(identified cost $7,439,832)		$5,687,429

Miscellaneous — 0.0%

Shares	Security	Value

Business Equipment and Services — 0.0%

20,000	NCS Acquisition Corp., Escrow Certificate(11)	$2,975

		$2,975

Cable and Satellite Television — 0.0%

261,268	Adelphia Recovery Trust(11)	$9,144
270,000	Adelphia, Inc., Escrow Certificate(11)	4,752

		$13,896

Oil and Gas — 0.0%

290,000	SemGroup Corp., Escrow Certificate(5)(11)	$0
55,000	VeraSun Energy Corp., Escrow Certificate(5)(11)	0

		$0

Total Miscellaneous
(identified cost $260,657)		$16,871

Short-Term Investments — 5.5%

Interest/ Principal
Amount
(000’s Omitted)	Description	Value

$7,859	Eaton Vance Cash Reserves Fund, LLC, 0.25%(14)	$7,858,896
5,598	State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/10	5,598,450

Total Short-Term Investments
(identified cost $13,457,346)		$13,457,346

Total Investments — 158.5%
(identified cost $415,037,401)		$389,525,380

Less Unfunded Loan Commitments — 0.0%		$(12,334)

Net Investments — 158.5%
(identified cost $415,025,067)		$389,513,046

Other Assets, Less Liabilities — (13.7)%		$(33,769,879)

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (44.8)%		$(110,002,627)

Net Assets Applicable to Common Shares — 100.0%		$245,740,540

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

PORTFOLIO OF INVESTMENTS CONT’D

(2)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	This Senior Loan will settle after June 30, 2010, at which time the interest rate will be determined.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Defaulted matured security.

(7)	Currently the issuer is in default with respect to interest payments.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At June 30, 2010, the aggregate value of these securities is $12,683,386 or 5.2% of the Trust’s net assets applicable to common shares.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2010.

(11)	Non-income producing security.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Restricted security (see Note 8).

(14)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended June 30, 2010 was $8,881 and $0, respectively.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Unaffiliated investments, at value (identified cost, $407,166,171)	$381,654,150
Affiliated investment, at value (identified cost, $7,858,896)	7,858,896
Foreign currency, at value (identified cost, $1,495,806)	1,482,886
Interest and dividends receivable	1,933,562
Interest receivable from affiliated investment	1,930
Receivable for investments sold	3,220,872
Receivable for open forward foreign currency exchange contracts	256,995
Prepaid expenses and other assets	8,465

Total assets	$396,417,756

Liabilities

Notes payable	$31,000,000
Payable for investments purchased	9,018,549
Payable to affiliates:
Investment adviser fee	271,141
Administration fee	79,747
Trustees’ fees	3,245
Accrued expenses	301,907

Total liabilities	$40,674,589

Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,002,627

Net assets applicable to common shares	$245,740,540

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 36,602,785 shares issued and outstanding	$366,028
Additional paid-in capital	341,176,820
Accumulated net realized loss	(71,978,919)
Accumulated undistributed net investment income	1,494,704
Net unrealized depreciation	(25,318,093)

Net assets applicable to common shares	$245,740,540

Net Asset Value Per Common Share

($245,740,540 ÷ 36,602,785 common shares issued and outstanding)	$6.71

Statement of Operations

For the Year Ended
June 30, 2010

Investment Income

Interest	$19,574,655
Dividends	286,552
Interest allocated from affiliated investments	22,988
Expenses allocated from affiliated investments	(14,107)

Total investment income	$19,870,088

Expenses

Investment adviser fee	$3,128,685
Administration fee	923,698
Trustees’ fees and expenses	13,406
Custodian fee	246,168
Transfer and dividend disbursing agent fees	20,175
Legal and accounting services	175,781
Printing and postage	74,557
Interest expense and fees	603,339
Preferred shares service fee	162,705
Miscellaneous	100,635

Total expenses	$5,449,149

Deduct —
Reduction of custodian fee	$15

Total expense reductions	$15

Net expenses	$5,449,134

Net investment income	$14,420,954

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(13,334,719)
Investment transactions allocated from affiliated investments	3,490
Foreign currency and forward foreign currency exchange contract transactions	3,487,404

Net realized loss	$(9,843,825)

Change in unrealized appreciation (depreciation) —
Investments	$53,664,966
Foreign currency and forward foreign currency exchange contracts	152,053

Net change in unrealized appreciation (depreciation)	$53,817,019

Net realized and unrealized gain	$43,973,194

Distributions to preferred shareholders

From net investment income	$(214,905)

Net increase in net assets from operations	$58,179,243

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	June 30, 2010	June 30, 2009

From operations —
Net investment income	$14,420,954	$17,975,898
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(9,843,825)	(33,461,287)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	53,817,019	(40,006,006)
Distributions to preferred shareholders —
From net investment income	(214,905)	(1,216,911)

Net increase (decrease) in net assets from operations	$58,179,243	$(56,708,306)

Distributions to common shareholders —
From net investment income	$(13,049,605)	$(16,036,792)
Tax return of capital	—	(276,506)

Total distributions to common shareholders	$(13,049,605)	$(16,313,298)

Capital share transactions —
Reinvestment of distributions to common shareholders	$428,400	$263,594

Net increase in net assets from capital share transactions	$428,400	$263,594

Net increase (decrease) in net assets	$45,558,038	$(72,758,010)

Net Assets Applicable to Common Shares

At beginning of year	$200,182,502	$272,940,512

At end of year	$245,740,540	$200,182,502

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares

At end of year	$1,494,704	$(1,340,431)

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	June 30, 2010

Net increase in net assets from operations	$58,179,243
Distributions to preferred shareholders	214,905

Net increase in net assets from operations excluding distributions to preferred shareholders	$58,394,148
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(182,489,014)
Investments sold and principal repayments	157,113,835
Increase in short-term investments, net	(6,044,114)
Net accretion/amortization of premium (discount)	(2,839,486)
Decrease in interest and dividends receivable	61,088
Increase in interest receivable from affiliated investment	(1,873)
Increase in receivable for investments sold	(2,251,292)
Increase in receivable for open forward foreign currency exchange contracts	(215,206)
Decrease in miscellaneous receivable	24,382
Decrease in prepaid expenses and other assets	5,441
Increase in payable for investments purchased	4,953,805
Increase in payable to affiliate for investment adviser fee	46,196
Increase in payable to affiliate for administration fees	17,988
Increase in payable to affiliate for Trustees’ fees	436
Increase in accrued expenses	61,429
Decrease in unfunded loan commitments	(505,760)
Net change in unrealized (appreciation) depreciation from investments	(53,664,966)
Net realized loss from investments	13,334,719

Net cash used in operating activities	$(13,998,244)

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(12,621,205)
Cash distributions paid to preferred shareholders	(220,485)
Proceeds from notes payable	38,000,000
Repayment of notes payable	(10,000,000)

Net cash provided by financing activities	$15,158,310

Net increase in cash*	$1,160,066

Cash at beginning of year(1)	$322,820

Cash at end of year(1)	$1,482,886

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$428,400
Cash paid for interest and fees on borrowings	$620,533

* Includes net change in unrealized appreciation (depreciation) on foreign currency of $(12,689).

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year (Common shares)	$5.480	$7.480	$8.800	$8.740	$8.760

Income (Loss) From Operations

Net investment income(1)	$0.395	$0.492	$0.742	$0.801	$0.697
Net realized and unrealized gain (loss)	1.198	(2.012)	(1.324)	0.060	(0.026)
Distributions to preferred shareholders from net investment income(1)	(0.006)	(0.033)	(0.133)	(0.154)	(0.122)

Total income (loss) from operations	$1.587	$(1.553)	$(0.715)	$0.707	$0.549

Less Distributions to Common Shareholders

From net investment income	$(0.357)	$(0.439)	$(0.605)	$(0.647)	$(0.569)
Tax return of capital	—	(0.008)	—	—	—

Total distributions to common shareholders	$(0.357)	$(0.447)	$(0.605)	$(0.647)	$(0.569)

Net asset value — End of year (Common shares)	$6.710	$5.480	$7.480	$8.800	$8.740

Market value — End of year (Common shares)	$6.630	$4.690	$6.620	$8.570	$8.130

Total Investment Return on Net Asset Value(2)	29.77%	(18.99)%	(7.58)%	8.70%	7.02%

Total Investment Return on Market Value(2)	49.83%	(21.66)%	(16.01)%	13.81%	8.46%

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$245,741	$200,183	$272,941	$320,943	$318,871
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses before custodian fee reduction excluding interest and fees	2.05%	2.44%	2.22%	2.21%	2.16%
Interest and fee expense	0.25%	0.99%	1.95%	2.16%	1.76%
Total expenses before custodian fee reduction	2.30%	3.43%	4.17%	4.36%	3.92%
Expenses after custodian fee reduction excluding interest and fees	2.05%	2.44%	2.22%	2.20%	2.16%
Net investment income	6.08%	9.64%	9.47%	9.11%	7.94%
Portfolio Turnover	43%	18%	26%	64%	55%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses before custodian fee reduction excluding interest and fees	1.31%	1.54%	1.60%	1.64%	1.61%
Interest and fee expense	0.16%	0.62%	1.41%	1.61%	1.31%
Total expenses before custodian reduction	1.47%	2.16%	3.01%	3.25%	2.92%
Expenses after custodian fee reduction excluding interest and fees	1.31%	1.54%	1.60%	1.64%	1.61%
Net investment income	3.90%	6.06%	6.84%	6.79%	5.91%

Senior Securities:
Total notes payable outstanding (in 000’s)	$31,000	$3,000	$105,000	$110,000	$120,000
Asset coverage per $1,000 of notes payable(4)	$12,476	$104,397	$4,648	$4,918	$4,574
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(5)	$68,571	$69,290	$56,770	$61,489	$59,672
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(5)	Calculated by subtracting the Trust’s total liabilities (not including the notes payables and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payables and liquidation value of preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 274%, 277%, 227%, 246% and 239% at June 30, 2010, 2009, 2008, 2007 and 2006, respectively.

(6)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At June 30, 2010, the Trust, for federal income tax purposes, had a capital loss carryforward of $64,882,329 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on June 30, 2011 ($13,711,847), June 30, 2012 ($6,681,243), June 30, 2016 ($52,501), June 30, 2017 ($21,938,328) and June 30, 2018 ($22,498,410).

Additionally, at June 30, 2010, the Trust had a net capital loss of $7,064,299 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending June 30, 2011.

As of June 30, 2010, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended June 30, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2010, the Trust had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Trust is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Trust could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Trust for the same referenced obligation. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Trust segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction.

The number of APS issued and outstanding as of June 30, 2010 is as follows:

APS Issued and Outstanding

Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2010, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	June 30, 2010	Shareholders	Rates	Ranges

Series A	0.25%	$106,725	0.19%	0.09%–0.35%
Series B	0.25%	$108,180	0.20%	0.05%–0.56%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of June 30, 2010.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2010 and June 30, 2009 was as follows:

	Year Ended June 30,
	2010	2009

Distributions declared from:
Ordinary income	$13,264,510	$17,253,703
Tax return of capital	—	276,506

During the year ended June 30, 2010, accumulated net realized loss was decreased by $28,114,771, accumulated undistributed net investment income was increased by $1,678,691 and paid-in capital was decreased by $29,793,462 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships,

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

mixed straddles and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,620,010
Capital loss carryforward and post October losses	$(71,946,628)
Net unrealized depreciation	$(25,475,690)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest and investments in partnerships.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust and is payable monthly. Prior to May 1, 2010, the fee was computed at an annual rate of 0.85% of the Trust’s average weekly gross assets. Pursuant to a fee reduction agreement between the Trust and EVM, commencing May 1, 2010, the annual adviser fee rate was reduced by 0.01% and will be reduced by an additional 0.01% every May 1 thereafter for the next twenty-nine years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February, 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Trust’s investment of cash therein was credited against the Trust’s investment adviser fee. The Trust currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended June 30, 2010, the Trust’s investment adviser fee totaled $3,140,574 of which $11,889 was allocated from Cash Management Portfolio and $3,128,685 was paid or accrued directly by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2010, the administration fee amounted to $923,698.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $182,489,014 and $157,113,835, respectively, for the year ended June 30, 2010.

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended June 30, 2010 and June 30, 2009 were 62,751 and 73,537, respectively.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$415,182,664

Gross unrealized appreciation	$3,263,661
Gross unrealized depreciation	(28,933,279)

Net unrealized depreciation	$(25,669,618)

8   Restricted Securities

At June 30, 2010, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Common Stocks

Panolam Holdings Co.	12/30/09	131	$71,985	$76,472

Total Restricted Securities			$71,985	$76,472

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at June 30, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Appreciation

7/30/10	British Pound Sterling 956,125	United States Dollar 1,431,587	$3,075
7/30/10	British Pound Sterling 8,747,462	United States Dollar 13,231,149	161,877
7/30/10	Euro 13,993,118	United States Dollar 17,205,798	92,043

			$256,995

At June 30, 2010, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust may enter into forward foreign currency exchange contracts. The Trust may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2010 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Forward foreign currency exchange contracts	$256,995	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Forward foreign currency exchange contracts	$3,596,016	$215,206

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended June 30, 2010, which is indicative of the volume of this derivative type, was approximately $23,588,000. There were no transactions in credit default swap contracts by the Trust during the year ended June 30, 2010.

10   Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the “Agreement”) with conduit lenders and a bank that allows it to borrow up to $50 million ($60 million prior to October 19, 2009) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust also pays a program fee of 0.75% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.50% per annum on the amount of the facility. Prior to September 8, 2009, the Trust paid a program fee and a liquidity fee of 1.25% each per annum. Program and commitment fees for the year ended June 30, 2010 totaled $532,660 and are included in interest expense in the Statement of Operations. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2010, the Trust had borrowings outstanding under the Agreement of $31,000,000 at an interest rate of 0.43%. The carrying amount of the borrowings at June 30, 2010 approximated its fair value. For the year ended June 30, 2010, the average borrowings under the Agreement and the average interest rate were $23,049,315 and 0.31%, respectively.

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Credit Risk

The Trust invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

13   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$338,254,939	$595,305	$338,850,244
Corporate Bonds & Notes	—	25,377,616	203,639	25,581,255
Asset-Backed Securities	—	2,259,614	—	2,259,614
Common Stocks	157,509	2,260,700	1,122,805	3,541,014
Convertible Preferred Stocks	—	100,294	—	100,294
Warrants	—	—	18,979	18,979
Closed-End Investment Companies	5,687,429	—	—	5,687,429
Miscellaneous	—	16,871	0	16,871
Short-Term Investments	—	13,457,346	—	13,457,346

Total Investments	$5,844,938	$381,727,380	$1,940,728	$389,513,046

Forward Foreign Currency Exchange Contracts	$—	$256,995	$—	$256,995

Total	$5,844,938	$381,984,375	$1,940,728	$389,770,041

Eaton Vance Senior Income Trust as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Investments
	Investments		in Common
	in Senior	Investments in	Stocks,
	Floating-	Corporate	Preferred Stocks,
	Rate	Bonds &	Warrants and
	Interests	Notes	Miscellaneous	Total

Balance as of June 30, 2009	$517,836	$51,100	$47,677	$616,613
Realized gains (losses)	(1,027,553)	568	(15,000)	(1,041,985)
Change in net unrealized appreciation (depreciation)*	1,027,116	(3,550)	65,947	1,089,513
Net purchases (sales)	69,265	(7,330)	1,043,160	1,105,095
Accrued discount (premium)	5,491	3,910	—	9,401
Net transfers to (from) Level 3**	3,150	158,941	—	162,091

Balance as of June 30, 2010	$595,305	$203,639	$1,141,784	$1,940,728

Change in net unrealized appreciation (depreciation) on investments still held as of June 30, 2010*	$(47,399)	$(3,550)	$50,947	$(2)

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

Eaton Vance Senior Income Trust as of June 30, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Eaton Vance Senior Income Trust:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2010, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 13, 2010

Eaton Vance Senior Income Trust as of June 30, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance Senior Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company (“AST”), or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, AST, at 1-866-439-6787.

Eaton Vance Senior Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2010, our records indicate that there are 398 registered shareholders and approximately 11,618 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and subadvisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Senior Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in and, where relevant, restructuring senior secured floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund’s life. The Board considered that, in response to inquiries by the Contract Review Committee, the Adviser had agreed to implement a series of permanent reductions in management fees and that the first such reduction would be effective as of May 1, 2010. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a direct, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of	Principal Occupation(s)	Number of Portfolios	Other Directorships
	Position(s)	Office and	During Past Five	in Fund Complex	Held During
Name and	with the	Length of	Years and Other	Overseen By	Last Five
Date of Birth	Trust	Service	Relevant Experience	Trustee(1)	Years(2)

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2011. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 183 registered investment companies and 3 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV which are affiliates of the Fund.	183	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	183	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2012. 3 years. Since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	183	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class III Trustee	Until 2010. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	183	None

Ronald A. Pearlman(A) 7/10/40	Class I Trustee	Until 2011. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	183	None

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

		Term of	Principal Occupation(s)	Number of Portfolios	Other Directorships
	Position(s)	Office and	During Past Five	in Fund Complex	Held During
Name and	with the	Length of	Years and Other	Overseen By	Last Five
Date of Birth	Trust	Service	Relevant Experience	Trustee(1)	Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Class III Trustee	Until 2012. 3 years. Since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	183	Director of BJ’s Wholesale Clubs (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 3 years. Since 2008.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	183	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm).

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Since 1999.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers in these areas.	183	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class II Trustee	Until 2012. 3 years. Since 2005. Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	183	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Scott H. Page 11/30/59	President	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

John P. Redding 3/21/63	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 183 registered investment companies managed by EVM or BMR.

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 183 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 183 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

(A)	APS Trustee.

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Senior Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Income Trust
Two International Place
Boston, MA 02110

171-8/10	SITSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2009 and June 30, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.
Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/09	06/30/10

Audit Fees	$56,770	$56,770
Audit-Related Fees(1)	$5,330	$23,330
Tax Fees(2)	$17,710	$17,710
All Other Fees(3)	$0	$1,400

Total	$79,810	$99,210

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended June 30, 2009 and June 30, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	06/30/09	06/30/10

Registrant	$23,040	$42,440
Eaton Vance(1)	$276,982	$215,011
Total	$300,022	$257,451

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Redding is a Vice President of EVM and BMR and a portfolio manager since 2001. This information is provided as of the date of filing of this report.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of	Total Assets of
	Number of		Accounts	Accounts Paying
	All	Total Assets of	Paying a	a Performance
	Accounts	All Accounts	Performance Fee	Fee
Scott H. Page
Registered Investment Companies	8	$10,208.3	0	$0
Other Pooled Investment Vehicles	7	$5,829.3	1	$483.6
Other Accounts	2	$1,220.6	0	$0

John P. Redding
Registered Investment Companies	1	$386.6	0	$0
Other Pooled Investment Vehicles	2	$1,037.2	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned in the
Portfolio Manager	Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$50,001 - $100,000
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President
Date: August 13, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: August 13, 2010

By:	/s/ Scott H. Page
Scott H. Page
President
Date: August 13, 2010